  May 1, 2025

BNY MELLON FUNDS TRUST

Supplement to Current Statement of Additional Information

The following information supersedes and replaces any contrary information contained in the section in Part I of the Statement of Additional Information entitled "Officers":

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Lisa M. Sampson 1976 President May 2025

Portfolio Manager, Asset Allocation, BNY Mellon Investment Adviser, Inc. /BNY Wealth since June 2022; Investment Solutions Manager, BNY Wealth since December 2020 and Senior Investment Research Analyst, BNY Wealth from March 2015 to December 2020.

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GRP12-SAISTK-0525